EXHIBIT 99.2

    Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


     In connection with the filing of the Annual Report on Form 10-K for the fiscal year ended September 30, 2002 (the "Report") by IEC Electronics Corp. ("Registrant"), the undersigned hereby certifies that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act, as amended, and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.




Dated:  January 14, 2003                        By:/s/ Kevin J. Monacelli
                                                --------------------------
                                                Kevin J. Monacelli
                                                Controller, Chief Accounting
                                                Officer and Principal Financial
                                                Officer


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